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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 21, 1997 included in EG&G, Inc.'s Form 10-K for the fiscal year ended December 29, 1996 and to all references to our Firm included in this Registration Statement.




                                              /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts

July 30, 1997